UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 19, 2010

VICON INDUSTRIES, INC.
(Exact name of registrant as specified in its charter)

New York	1-7939	11-2160665
(State of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

89 Arkay Drive, Hauppauge, New York	11788
(Address of Principal Executive Offices)	(Zip Code)

 (631) 952-2288
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

       [ ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

       [ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

       [ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

       [ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.07    SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

On May 19, 2010, Vicon Industries, Inc. (“the Company”) held its Annual Meeting of Shareholders.  The matters voted upon and results of the vote were as follows:

PROPOSAL 1.  ELECTION OF ONE DIRECTOR

The holders of common stock of the Company elected the following director to serve for a three-year term expiring at the 2013 Annual Meeting of Shareholders by the following count:

Nominee                                              For                         Withheld                                           Broker Non-Votes

W. Gregory Robertson                 2,299,423                       448,346                                             1,474,806

PROPOSAL 2.  RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

The holders of common stock of the Company ratified the appointment of BDO Seidman, LLP as the Company’s independent registered public accountants for the fiscal year ending September 30, 2010 by the following count:

   For                          Against                                           Abstain
4,170,421                   44,461                                              7,693

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  May 19, 2010

VICON INDUSTRIES, INC.

By: /s/ John M. Badke
John M. Badke
Senior Vice President, Finance and
Chief Financial Officer